Exhibit 10.1
FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 24, 2010, is entered into among the VARIOUS ORIGINATORS PARTY TO THE AGREEMENT (as defined below) (each an “Originator”; and collectively, the “Originators”), and ARCH COAL, INC., (the “Company”).
RECITALS
     1. The parties hereto are parties to the Purchase and Sale Agreement, dated as of February 3, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     2.1 Each reference in the Agreement to the defined term the “Closing Date” shall be deemed to be a reference to “February 10, 2006”.
     2.2 Section 5.10 of the Agreement is hereby amended by inserting at the end thereof the following new sentence:
     Each such financing statement, if filed as an as-extracted collateral filing, includes a complete and correct description of the real property related to such collateral, as contemplated by the UCC, and names the record owner of the real property.
     2.3 The following new Section 5.22 is added to the Agreement immediately following existing Section 5.21:
     SECTION 5.22 Location of Mining Operations. The location of each Originator’s mining operations and names of each minehead relating thereto are as set forth on Schedule V hereto.
     2.4 Section 6.1(i) of the Agreement is replaced in its entirety with the following:
     (i) Data Records. Place and maintain on its summary master control data processing records the following legend (or the substantive equivalent thereof): “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO ARCH COAL, INC. PURSUANT TO A PURCHASE AND SALE

AGREEMENT, DATED AS OF FEBRUARY 3, 2006, BETWEEN THE ORIGINATORS NAMED THEREIN AND ARCH COAL, INC.; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO PNC BANK, NATIONAL ASSOCIATION, FOR THE BENEFIT OF THE PURCHASERS UNDER THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF FEBRUARY 24, 2010, BY AND AMONG ARCH RECEIVABLE COMPANY, LLC, ARCH COAL SALES COMPANY, INC., THE VARIOUS CONDUIT PURCHASERS, RELATED COMMITTED PURCHASERS, LC PARTICIPANTS AND PURCHASER AGENTS FROM TIME TO TIME PARTY THERETO AND PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATOR AND AS LC BANK.”
     2.5 The following new Section 6.1(j) is added to the Agreement immediately following existing Section 6.1(i):
     (j) Mining Operations and Mineheads. The Company shall (and shall cause each applicable Originator to) promptly, and in any event within 30 days of any change, deletion or addition to the location of any Originator’s mining operations or mineheads set forth on Schedule V hereto, (i) notify the Administrator and each Purchaser Agent of such change, deletion or addition, (ii) cause the filing or recording of such financing statements and amendments and/or releases to financing statements, mortgages or other instruments, if any, necessary to preserve and maintain the perfection and priority of the security interest of the Transferor, Seller and Administrator (for the benefit of the Purchasers) in the Pool Assets pursuant to this Agreement, in each case in form and substance satisfactory to the Administrator and (iii) deliver to the Administrator and each Purchaser Agent an updated Schedule V hereto reflecting such change, deletion or addition; it being understood that no Receivable, the related location of mining operations and/or mineheads of which is not as set forth on Schedule V hereto as of such date of determination shall be an Eligible Receivable until such time as each condition under this clause (j) shall have been satisfied (and upon such satisfaction, this Agreement shall be deemed amended to reflect such updated Schedule V hereto).
     2.6 The following new Section 6.1(k) is added to the Agreement immediately following new Section 6.1(j):
     Additional Mortgages Under Credit Agreement. The Company shall (and shall cause each applicable Originator to) (x) provide written notice promptly, and in any event within 30 days, to the Seller, the Administrator and each Purchaser Agent of each new Mortgage or amendment or modification of an existing Mortgage under the Credit Agreement covering as-extracted collateral, (y) cause to be delivered to the Administrator a letter, in form and substance satisfactory to the Administrator, addressed to the Administrator and duly executed by the related grantee or beneficiary releasing such party’s security interest, lien or other rights under such new Mortgage or amended or modified Mortgage in the Receivables, Contracts and Related Security subject thereto and (z) file or record all amendments and/or releases to such new, amended or modified Mortgages necessary to release and remove of record any such security interest, lien or other interest of the related grantee or beneficiary in the Receivables, Contracts and Related Security, in each case in form and substance satisfactory to the Administrator.
     2.7 Schedule I of the Agreement is replaced in its entirety with Schedule I attached hereto.
     2.8 Schedule V attached hereto is added to the Agreement as Schedule V thereto, immediately following existing Schedule IV.
     2.9 The parties hereto hereby agree that on and after the date hereof, each of Arch of Wyoming, LLC, Ashland Terminal, Inc., Catenary Coal Holdings, Inc., Mountain Mining, Inc. and Triton Coal Company, LLC (collectively, the “Released Originators”) shall no longer be a party to the Agreement or any other Transaction Document and no Released Originator shall have any rights or obligations thereunder (other than such obligations which by their express terms survive termination of the Agreement).
     SECTION 3. Representations and Warranties. Each of the Originators hereby represents and warrants as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Purchase and Sale Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH COAL, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Treasurer

First Amendment to PSA (Arch Coal)

ORIGINATORS: ARCH COAL SALES COMPANY, INC., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH COAL TERMINAL, INC., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH ENERGY RESOURCES, LLC, as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

First Amendment to PSA (Arch Coal)

ARCH WESTERN RESOURCES, LLC, as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

CANYON FUEL COMPANY, LLC, as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

COAL-MAC, INC., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

First Amendment to PSA (Arch Coal)

CUMBERLAND RIVER COAL COMPANY, as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

LONE MOUNTAIN PROCESSING, INC., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

MINGO LOGAN COAL COMPANY, as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

First Amendment to PSA (Arch Coal)

MOUNTAIN COAL COMPANY, L.L.C., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

THUNDER BASIN COAL COMPANY, L.L.C., as an Originator
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

First Amendment to PSA (Arch Coal)

CONSENT TO:
PNC BANK, National Association

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

First Amendment to PSA (Arch Coal)

Schedule I
LIST OF ORIGINATORS
Arch Coal Sales Company, Inc.
Arch Coal Terminal, Inc.
Arch Energy Resources, LLC
Arch Western Resources, LLC
Canyon Fuel Company, LLC
Coal-Mac, Inc.
Cumberland River Coal Company
Lone Mountain Processing, Inc.
Mingo Logan Coal Company
Mountain Coal Company, L.L.C.
Thunder Basin Coal Company, L.L.C.

Schedule 1-1	Purchase and Sale Agreement
(Arch Coal)

Schedule V
LOCATION OF MINING OPERATIONS

ORIGINATOR	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	-N/A	West Virginia	Mingo
Arch Coal Terminal, Inc.	-N/A	Kentucky	Boyd
Arch Western Resources, LLC	-N/A	Wyoming	Campbell
Canyon Fuel Company, LLC	- Dugout - Skyline	Utah	Carbon
Canyon Fuel Company, LLC	-Sufco	Utah	Sevier
Coal-Mac, Inc.	-Holden -Ragland / Phoenix	West Virginia	Logan
Coal-Mac, Inc.	-Ragland / Phoenix	West Virginia	Mingo
Cumberland River Coal Company	-Cumberland River (aka Pardee)	Kentucky	Letcher
Cumberland River Coal Company	-Cumberland River (aka Pardee)	Virginia	Wise
Lone Mountain Processing, Inc.	-Lone Mountain	Kentucky	Harlan
Lone Mountain Processing, Inc.	-N/A	Virginia	Lee
Mingo Logan Coal Company	-Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	- West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	- Black Thunder - Coal Creek	Wyoming	Campbell

Schedule V-1	Purchase and Sale Agreement
(Arch Coal)